UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

RAOD Securitization Facility

On November 18, 2022, Receivable Assets of OnDeck, LLC (“RAOD”), a wholly-owned indirect subsidiary of Enova International, Inc. (the “Company”), amended its existing asset-backed revolving debt facility (the “RAOD Securitization Facility”) by entering into Amendment No. 8 to Fourth Amended and Restated Credit Agreement (the “Eighth Amendment”) with the lenders party thereto from time to time and Truist Bank, as administrative agent.

The following table summarizes certain key terms of the amended RAOD Securitization Facility:

	Class A Revolving Loans	Class B Revolving Loans	Total Facility
Commitment Amount	$200,000,000	$30,263,157.89	$230,263,157.89
Borrowing Rate	SOFR + 1.90%	SOFR + 8.00%	SOFR + 2.70%
Borrowing Base Advance Rate	76%	87.5%	87.5%
Revolving Period End Date	November 2024	November 2024	November 2024
Maturity Date	November 2025	November 2025	November 2025

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Credit Agreement, as previously amended and as amended by the Eighth Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

ODR 2021-1 Securitization Facility

On November 18, 2022, OnDeck Receivables 2021, LLC (“ODR 2021”), a wholly-owned indirect subsidiary of the Company, amended its existing revolving receivables facility (the “ODR 2021-1 Securitization Facility”) by entering into that certain Amendment No. 3 to Credit Agreement (the “Third Amendment”) with the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Deutsche Bank Trust Company Americas, as paying agent.

The following table summarizes certain key terms of the amended ODR 2021-1 Securitization Facility:

	Class A Revolving Loans	Class B Revolving Loans	Total Facility
Commitment Amount	$200,000,000	$33,333,333.33	$233,333,333.33
Borrowing Rate	CP Rate + 1.85%	SOFR + 8.00%	CP/SOFR + 2.73%
Borrowing Base Advance Rate	75%	87.5%	87.5%
Revolving Period End Date	November 2023	November 2023	November 2023
Maturity Date	November 2024	November 2024	November 2024

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, as amended by the Third Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova International, Inc.

Date:	November 21, 2022	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel and Secretary